SCHEDULE 14A

(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant     [X]

Filed by a Party other than the Registrant    [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement

[ ]	Confidential, for Use of the Commission Only (as Permitted by Rule 14a-6(e)(2)).

[ ]	Definitive Proxy Statement

[X]	Definitive Additional Materials

[ ]	Soliciting Material under § 240.14a-11(c) of § 240.14a-12.

SOUTHERN MICHIGAN BANCORP, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[X]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount previously paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing party:

	(4)	Date filed:

SOUTHERN MICHIGAN BANCORP, INC.
51 West Pearl Street
Coldwater, Michigan 49036

December 27, 2004

URGENT REMINDER - YOUR VOTE IS VERY IMPORTANT

Dear Fellow Shareholder:

You have previously received proxy materials in connection with the Special Meeting of Shareholders of Southern Michigan Bancorp, Inc. to be held on January 12, 2005. According to our latest records, YOUR VOTING PROXY for this meeting HAS NOT BEEN RECEIVED.

Regardless of the number of shares you own, it is important they be represented at the meeting. Your vote matters to us and we need your support. Even if you plan to attend the meeting, please vote your shares now so that your vote can be counted without delay.

Please take this opportunity to vote. Please sign and return the enclosed proxy in the enclosed postage-paid envelope at your earliest convenience so that your vote will be counted.

If you need additional information concerning the special meeting or the voting of your shares, please call Danice Chartrand at (517) 279-5590.

Thank you for your support.

Sincerely, John H. Castle Chairman and Chief Executive Officer

PLEASE SIGN AND RETURN YOUR PROXY PROMPTLY

SOUTHERN MICHIGAN BANCORP, INC.
51 West Pearl Street
Coldwater, Michigan 49036

December 27, 2004

URGENT REMINDER - YOUR VOTE IS VERY IMPORTANT

Dear Fellow Shareholder:

You have previously received proxy materials in connection with the Special Meeting of Shareholders of Southern Michigan Bancorp, Inc. to be held on January 12, 2005. According to our latest records, YOUR VOTE for this meeting HAS NOT BEEN RECEIVED.

Regardless of the number of shares you own, it is important they be represented at the meeting. Your vote matters to us and we need your support. Even if you plan to attend the meeting, please vote your shares now so that your vote can be counted without delay.

Please take this opportunity to vote. Remember, your broker cannot vote your shares until you instruct the broker to do so. Please sign and return the enclosed voting instruction form in the enclosed postage-paid envelope at your earliest convenience. Since time remaining is short, we encourage you to also vote by telephone or on the internet following the instructions on the enclosed form.

If you need additional information concerning the special meeting or the voting of your shares, please call Danice Chartrand at (517) 279-5590.

Thank you for your support.

Sincerely, John H. Castle Chairman and Chief Executive Officer

PLEASE VOTE PROMPTLY